Tortoise Midstream Energy Fund
SCHEDULE OF INVESTMENTS (Unaudited)

	August 31, 2022

	Principal Amount/Shares	Fair Value
Common Stock - 93.0% (1)
Crude Oil Pipelines - 14.6% (1)
Canada - 10.2% (1)
Enbridge Inc.	275,100	$11,339,622
Pembina Pipeline Corp.	402,120	14,202,879
		25,542,501
United States - 4.4% (1)
Plains GP Holdings LP	916,535	10,980,089
Natural Gas Gathering/Processing - 1.6% (1)
United States - 1.6% (1)
Hess Midstream Partners LP	105,729	2,993,188
Kinetik Holdings, Inc.	27,692	1,021,004
		4,014,192
Natural Gas/Natural Gas Liquids Pipelines - 61.9% (1)
United States - 61.9% (1)
Cheniere Energy, Inc.	114,752	18,380,976
DT Midstream, Inc.	185,323	10,231,683
Excelerate Energy, Inc.	29,332	753,246
Kinder Morgan Inc.	1,550,051	28,396,934
ONEOK, Inc.	412,652	25,266,682
Targa Resources Corp.	470,733	32,118,112
TC Energy Corporation	128,700	6,203,340
The Williams Companies, Inc.	998,338	33,973,442
		155,324,415
Renewables and Power Infrastructure - 14.9% (1)
United States - 14.9% (1)
Archaea Energy, Inc. (2)	143,839	2,842,259
Atlantica Sustainable Infrastructure PLC	222,743	7,444,071
Clearway Energy Inc.	372,796	13,830,731
NextEra Energy Partners, LP	163,701	13,438,215
		37,555,276
Total Common Stock
(Cost $163,885,120)		233,416,473

Master Limited Partnerships - 29.1% (1)
Natural Gas Gathering/Processing - 5.3% (1)
United States - 5.3% (1)
Western Midstream Partners, LP	471,655	13,258,222
Natural Gas/Natural Gas Liquids Pipelines - 17.6% (1)
United States - 17.6% (1)
DCP Midstream, LP	402,002	15,284,116
Energy Transfer LP	1,261,499	14,772,154
Enterprise Products Partners L.P.	539,597	14,202,193
		44,258,463
Refined Product Pipelines - 6.2% (1)
United States - 6.2% (1)
Magellan Midstream Partners L.P.	50,825	2,624,095
MPLX LP	400,041	13,049,337
		15,673,432
Total Master Limited Partnerships
(Cost $50,928,262)		73,190,117

Preferred Stock - 0.8% (1)
Renewable Infrastructure - 0.8% (1)
United States - 0.8% (1)
NextEra Energy, Inc.
(Cost $1,900,017)	39,095	2,047,405

Corporate Bond - 1.1%(1)
Natural Gas Gathering/Processing - 1.1% (1)
United States - 1.1% (1)
EnLink Midstream Partners (2)
6.000%, Perpetual
(Cost $3,270,639)	3,400,000	2,592,500

Short-Term Investment - 0.1% (1)
United States Investment Company - 0.1% (1)
First American Government Obligations Fund, Class X, 2.039% (3)
(Cost $339,612)	339,612	339,612

Total Investments - 124.1%
(Cost $220,323,650) (1)		311,586,107
Assets in Excess of Other Liabilities - 1.5% (1)		3,719,306
Credit Facility Borrowings - (4.9)%		(12,300,000)
Senior Notes - (12.8)% (1)		(32,149,733)
Mandatory Redeemable Preferred Stock at Liquidation Value - (7.9)%		(19,718,925)
Total Net Assets Applicable to Common Stockholders - 100.0%(1)		$251,136,755

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	Non-income producing security.
(3)	Rate indicated is the current yield as of August 31, 2022.

Summary of Fair Value Exposure
The Fund has adopted fair value accounting standards, which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liablities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.  The Fund’s investments are carried at fair value.

Municipal Bonds —Municipal bonds, including listed issues, are valued at fair value on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. Most municipal bonds are categorized in Level 2 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Directors. The Board of Directors will regularly evaluate whether the Fund’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through the application of such procedures by the Fund’s valuation committee.

When fair value pricing is employed, security prices that the Fund uses to calculate its NAV may differ from quoted or published prices for the same securities. Due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be materially different (higher or lower) than the price of the security quoted or published by others, the value when trading resumes, and/or the value realized upon the security’s sale. Therefore, if a shareholder purchases or redeems Fund shares when the Fund holds securities priced at a fair value, the number of shares purchased or redeemed may be higher or lower than it would be if the Fund were using market value pricing.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following table is a summary of the inputs used to value the Fund’s securities by level within the fair value hierarchy as of August 31, 2022:

	Level 1	Level 2	Level 3	Total
Common Stock	$233,416,473	$-	$-	$233,416,473
Master Limited Partnerships	73,190,117	-	-	73,190,117
Preferred Stock	2,047,405	-	-	2,047,405
Corporate Bond	-	2,592,500	-	2,592,500
Short Term Investment	339,612	-	-	339,612
Total Investments	$308,993,607	$2,592,500	$-	$311,586,107

The following tables present each Fund’s assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the period ended August 31, 2022:

Preferred Stock	NTG
Balance – beginning of period	$9,511,892
Purchases	-
Return of capital	-
Sales	(8,648,511)
Total realized gain/loss	1,192,707
Change in unrealized gain/loss	(2,056,088)
Balance – end of period	$-

Refer to the Schedule of Investments for further information on the classification of investments.